SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2003 divine, inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30043	36-4301991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1301 N. Elston Avenue Chicago, Illinois 60622
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 394-6600

N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events.

On February 23, 2004, divine, inc., a Delaware corporation (“divine”), in connection with its voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code, filed with the bankruptcy court separate monthly operating reports for the period January 1, 2004, through January 31, 2004, in regard to its software, hosting and corporate businesses.  divine also filed a monthly operating report summarizing its disbursements and receipts for the same period.

Copies of these reports are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively, and are incorporated herein by this reference.

In December 2003 and January 2004, divine filed similar reports for the period November 1, 2003, through November 30, 2003 and for the period December 1, 2003, through December 31, 2003, respectively.

Copies of these reports are attached hereto as Exhibit 99.5 through Exhibit 99.12, respectively, and are incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Monthly Operating Report of divine’s software business for the period January 1, 2004, through January 31, 2004.

99.2	Monthly Operating Report of divine’s hosting business for the period January 1, 2004, through January 31, 2004.

99.3	Monthly Operating Report of divine’s corporate business for the period January 1, 2004, through January 31, 2004.

99.4	Monthly Operating Report summarizing divine’s disbursements and receipts for the period January 1, 2004, through January 31, 2004.

99.5	Monthly Operating Report of divine’s software business for the period December 1, 2003, through December 31, 2003.

99.6	Monthly Operating Report of divine’s hosting business for the period December 1, 2003, through December 31, 2003.

99.7	Monthly Operating Report of divine’s corporate business for the period December 1, 2003, through December 31, 2003.

99.8	Monthly Operating Report summarizing divine’s disbursements and receipts for the period December 1, 2003, through December 31, 2003.

99.9	Monthly Operating Report of divine’s software business for the period November 1, 2003 through November 30, 2003.

99.10	Monthly Operating Report of divine’s hosting business for the period November 1, 2003 through November 30, 2003.

99.11	Monthly Operating Report of divine’s corporate business for the period November 1, 2003 through November 30, 2003.

99.12	Monthly Operating Report summarizing divine’s disbursements and receipts November 1, 2003 through November 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             March 3, 2004

divine, inc.

By:	/s/ James Boles
James Boles
Liquidating CEO

Exhibit Number	Description

99.1	Monthly Operating Report of divine’s software business for the period January 1, 2004, through January 31, 2004.

99.2	Monthly Operating Report of divine’s hosting business for the period January 1, 2004, through January 31, 2004.

99.3	Monthly Operating Report of divine’s corporate business for the period January 1, 2004, through January 31, 2004.

99.4	Monthly Operating Report summarizing divine’s disbursements and receipts for the period January 1, 2004, through January 31, 2004.

99.5	Monthly Operating Report of divine’s software business for the period December 1, 2003, through December 31, 2003.

99.6	Monthly Operating Report of divine’s hosting business for the period December 1, 2003, through December 31, 2003.

99.7	Monthly Operating Report of divine’s corporate business for the period December 1, 2003, through December 31, 2003.

99.8	Monthly Operating Report summarizing divine’s disbursements and receipts for the period December 1, 2003, through December 31, 2003.

99.9	Monthly Operating Report of divine’s software business for the period November 1, 2003 through November 30, 2003.

99.10	Monthly Operating Report of divine’s hosting business for the period November 1, 2003 through November 30, 2003.

99.11	Monthly Operating Report of divine’s corporate business for the period November 1, 2003 through November 30, 2003.

99.12	Monthly Operating Report summarizing divine’s disbursements and receipts November 1, 2003 through November 30, 2003.